EXHIBIT 10.9


ADP PROTOTYPE 401(k) PLAN                    NON-STANDARDIZED ADOPTION AGREEMENT
                                                                    (VERSION 01)


      Upon acceptance by the Trustee, the undersigned company adopts the Automatic Data Processing Prototype 401(k) Plan (the "Plan") incorporated by this reference, agrees to the terms of the Plan, certifies the accuracy of the following information, and makes the following elections under the Plan:

      I.    COMPANY AND PLAN REGISTRATION INFORMATION

            A.    COMPANY INFORMATION

                  1.    NAME AND ADDRESS OF COMPANY

                        HAT WORLD, INC.

                        4912 S. MINNESOTA AVE.

                        SIOUX FALLS, SD 57108

                  2.    Telephone number: (605) 336-0551

                  3.    Type of business entity (choose one):

                        [ ] Sole Proprietorship    [ ] Partnership
                        [x] Corporation            [ ] S Corporation
                        [ ] Other (specify)

                  4.    Date of incorporation or date business began: 6/1/95

                  5.    Employer Identification Number: 46-0437884

            B.    PLAN INFORMATION

                  1.    Name of Plan: Hat World, Inc. 401(k) Plan

                  2.    Plan Number: 001

                  3.    Effective date of this Plan: 1/1/98

                  4.    Prior Plan History: Original Effective Date:

                                   Amendments:

            C.    PLAN ADMINISTRATION

                  1.    Plan Year (Plan Article I) means the calendar year.

                  2. The initial Plan Year begins on the effective date of this Plan and ends on the following December 31. If the initial Plan Year does not begin on January 1, the initial Plan Year shall be a short Plan Year.


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      II.   ELIGIBILITY AND PARTICIPATION REQUIREMENTS

            A.    ELIGIBLE EMPLOYEES (Plan Article I)

                  Choose one:

                        [x] All Employees of an Employer are eligible to participate in the Plan.

                  [ ] All Employees of an Employer are eligible to participate in the Plan, except (choose as desired):

                        [ ]   Salaried Employees

                        [ ]   Hourly-Paid Employees

                  [ ] Any nondiscriminatory classification of Employees employed in or by one or more specified divisions, plants, locations, job categories, or other identifiable groups of Employees as determined by the Board of Directors. Please specify:

                        --------------------------------------------------------

                        --------------------------------------------------------

                  [ ] Employees included in a bargaining unit covered by a collective bargaining agreement with the Employer in the negotiation of which retirement benefits were the subject of good faith bargaining (unless the bargaining agreement provides for participation in the Plan). Please specify:

                        --------------------------------------------------------

                        --------------------------------------------------------

                  [ ] Employees covered under any other tax-qualified retirement plan with respect to which the Employer is obligated to contribute. Please specify:

                        --------------------------------------------------------

                        --------------------------------------------------------

                  [ ]   Leased employees.

            B.    MINIMUM AGE FOR PARTICIPATION (PLAN SECTION 2.1.1(a))
                  Choose One:

                  [ ]   no minimum age requirement; or

                  [x]   after reaching age 18.

            C. MINIMUM SERVICE FOR PARTICIPATION (PLAN SECTION 2.1.1(b)) Choose One:

                  [ ]   no minimum service requirement;

                  [ ]   after completing one Year of Eligibility Service; or

                  [x] after completing 6 months. Employees receive credit for 190 Hours of Service for each month in which they are credited with one Hour of Service.


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      III.  COMPENSATION (PLAN ARTICLE I)
            Choose one:

            [x] Compensation is all compensation paid to a Participant during a Plan Year which is required to be reflected on Form W-2 under Code Section 6041(d) and 6051(a)(3) (with no exclusions).

            [ ] Except for nondiscrimination testing under Code ss.ss. 401(k)(3)(the Actual Deferral Percentage test) and 401(m) (the Average Contribution Percentage test), the following items are excluded from Compensation (choose as desired):

                  [ ]   overtime          [ ]   employee business expenses

                  [ ]   bonuses           [ ]   moving expenses

                  [ ]   commissions       [ ]   nonqualified plan distributions

                  [ ]   severance pay     [ ]   other noncash fringe benefits

                  [ ]   dependent care    [ ]   all of the above

                  [ ]   company car

      IV.   CONTRIBUTIONS

            A.    ELECTIVE DEFERRALS

                  The minimum percentage of Compensation a Participant may elect to defer is 1% and the maximum percentage of compensation a Participant may elect to defer is 15%.

            B.    MATCHING CONTRIBUTIONS

                  The Matching Contribution equals 50% on the first 5% of the Participant's Elective Deferral.

                  Select the following only if desired:

                  [ ] The Matching Contribution will not exceed $_________ a year.

            C.    NONELECTIVE CONTRIBUTIONS

                  Nonelective Contributions may be permitted at the discretion of the Board of Directors.


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      V.    VESTING (PLAN ARTICLE IV)

            A.    VESTING SCHEDULE

                  Each Participant whose employment terminates for reasons other than death, Disability, or attainment of Normal Retirement Age or early retirement if elected in Section VI, is entitled to a nonforfeitable right to his or her Employer Contribution Account based on the following schedule (choose one):

                  [ ]   immediate 100% nonforfeitability

                  [x]   100% nonforfeitability after 5 Years of Service

                  [ ]   100% nonforfeitability after 3 Years of Service

                  [ ]   graded vesting as set forth below:

                                                         Nonforfeitable
                  Years of Service                       Percentage
                  ----------------                       ----------

                  Less than 2                            0%
                  At least 2, but less than 3            20%
                  At least 3, but less than 4            40%
                  At least 4, but less than 5            60%
                  At least 5, but less than 6            80%
                  6 or more                              100%

                  [ ]   Other

                                                               Nonforfeitable
                        Years of Service                       Percentage
                        ----------------                       ----------

                        ----------------                       ----------------
                        ----------------                       ----------------
                        ----------------                       ----------------
                        ----------------                       ----------------
                        ----------------                       ----------------

            B.    VESTING SERVICE
                  Choose one:

                  [x] All Years of Service are credited to determine a Participant's Vesting Service.

                  [ ] All Years of Service are credited to determine a Participant's Vesting Service except Years of Service before the Employer maintained this Plan or a predecessor plan.


      SPECIAL ELECTION FOR PLANS CONVERTING TO PROTOTYPE VERSION 01

                  If the Company is adopting this prototype plan as an amendment and restatement to the plan and the plan provides that the method for determining Vesting Service is determined on an Hours of Service basis choose one:

                  [ ] The Hours of Service Method (190 Hours of Service for each month in which an Hour of Service is credited).

                  [ ]   Not applicable.


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      VI.   EARLY RETIREMENT

            A.    EARLY RETIREMENT DATE

                  Upon attaining his or her Early Retirement Date, a Participant, shall be fully vested in his or her Employer Contribution Account.

                  [x]   No Early Retirement Date.

                  [ ] To be eligible for Early Retirement, a Participant must have reached age ___.

      VII.  DISABILITY

            Choose one of the following definitions:

            [ ] becoming eligible for disability benefits under the Employer's long term disability plan.

            [x] becoming eligible for disability benefits under the Social Security Act.

            [ ] inability to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment that can be expected to result in death or which has lasted and can be expected to last for a continuous period of not less than 12 months.

            [ ] total and permanent inability to meet the requirements of the Participant's customary employment which can be expected to last for a period of not less than 12 months.

      VIII. MISCELLANEOUS

            A.    OTHER PLANS

                  Does the Company maintain, or has the Company ever maintained, another qualified plan in which any Participant in this Plan is (or was) a participant or could possibly become a participant?

                  [ ]   Yes

                  [x]   No

                  If the answer is Yes, the Addendum For Companies Who Maintain Another Plan must be completed and signed.

            B.    INQUIRIES

                  If you have any questions about the legal and tax implications of adopting the Plan, you should consult with your attorney. However, if you have any questions about either the Prototype Plan or the Adoption Agreement, please write to the sponsoring organization at the following address:

                              Automatic Data Processing Federal Credit Union One ADP Blvd.
                              Roseland, NJ 07068 M/S B427
                              Attn: 401(k) Plan Administrator
                              201/994-5000


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            C.    NOTIFICATION

                  The Plan sponsor will notify you as an adopting Company of any amendments made to the Plan, or the discontinuance or abandonement of the Plan; unless services provided by a related company of ADP Federal Credit Union are discontinued.

            D.    CAUTIONARY STATEMENT

                  It is important that you complete the Adoption Agreement with great care. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

            E.    RELIANCE ON OPINION LETTER

                  The adopting Company may not rely on an opinion letter issued by the National Office of the Internal Revenue Service, or a notification letter issued by a Key District Office, as evidence that the Plan is qualified under Code ss. 401. To obtain reliance with respect to Plan qualification, the Company must apply to the appropriate Key District Office for a determination letter. This Adoption Agreement may be used only in conjunction with basic plan document No. 01.


            IN WITNESS WHEREOF, the Company has caused this Plan to be adopted effective as of January 1, 1998.


                                               Hat World, Inc.
                                               ---------------
                                               (Company Name)



            /S/                                By: /S/
            ---------------------------            -----------------------------
            Witness: Marc Gregori                  Scott Molander


            Date: 11/10/97                     Title: CEO
                  ---------------------               --------------------------


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